SUPPLEMENT TO THE PROSPECTUS
        CREDIT SUISSE OPPORTUNITY FUNDS - CREDIT SUISSE HIGH INCOME FUND

The following information updates certain information in the Fund's Prospectus, dated February 28, 2006, as supplemented.

The Credit Suisse High Income Fund (the "Fund"), a series of Credit Suisse Opportunity Funds, has postponed the effective date of its redemption fee (short-term trading fee) from the originally scheduled date of November 1, 2006 to March 1, 2007. Effective March 1, 2007, the Fund will impose a 2.00% redemption fee on all Classes of shares currently being offered that are purchased on or after March 1, 2007 and redeemed or exchanged within 30 days from the date of purchase. The postponement of the effective date will allow financial intermediaries to notify their clients of the redemption fee and set up any necessary systems and procedures to accommodate the computation and collection of the redemption fee. For more information about the redemption fee, please see the supplement to the Fund's Prospectus, dated October 10, 2006.

Dated: November 7, 2006                                      HI-PRO-LOAD-16-1106
                                                             2006-054